                                                                   EXHIBIT 10.16


                        NOTE PURCHASE AND SALE AGREEMENT


         This Note Purchase and Sale Agreement (the "AGREEMENT") is entered into as of May 6, 1996 by and among Morgan Stanley Venture Capital Fund II L.P. ("MSVCF II LP"); Morgan Stanley Venture Capital Fund II CV ("MSVCF II CV") and Morgan Stanley Investors, L.P. ("MSVI LP") (each individually a "SELLER" and collectively the "SELLERS"), and Alan Gerry ("GERRY") and SV Capital Partners, L.P., ("SV") (each individually a "PURCHASER" and collectively the "PURCHASERS") and MHI Acquisition, Inc., a Delaware corporation with its principal executive office at 2501 Cedar Springs Road, Suite 600, LB15, Dallas, Texas 75201 (the "COMPANY").

                                    RECITALS

         A. Sellers are the owners and holders of record of senior subordinated notes due 2000 (the "NOTES") of the Company representing in the aggregate the principal amount of $9,000,000 of subordinated indebtedness held individually by MSVCF II LP in the principal amount of $5,965,504.61, by MSVCF II CV in the principal amount of $1,486,228.07 and by MSVI LP in the principal amount of $1,548,267.32 all as purchased pursuant to a Note Purchase Agreement entered into with Company dated May 31, 1995 (the "Original Note Agreement").

         B. On the terms and subject to the conditions set forth herein, the Purchasers are willing to purchase from the Sellers and the Sellers are willing to sell to Purchasers the Notes in such number and for the prices set forth in Schedule I Part A hereof.

         C. In consideration of the Purchasers purchasing the Notes, Sellers are willing to issue to Purchasers, Warrants (as defined below) for the purchase by Purchasers of in the aggregate 270,270 Series A Preferred Stock of the Company in the number set forth in Schedule 1 Part B hereof.

                                   AGREEMENT

         NOW THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, the parties hereby agree as follows:

         1.      PURCHASE AND SALE OF SECURITIES.

                 (a) Purchase and Sale of Notes. At the Closing (as defined below) Sellers shall sell, convey, transfer and deliver to Purchasers all of Sellers' right, title and interest in and to the Notes, in accordance with Schedule I Part A hereof and Purchasers shall purchase such Notes from the Sellers. In consideration of the transfer and sale of the Notes to each Purchaser, Purchasers shall pay Sellers the total purchase price of $10,440,534, such price to include all accrued interest on the Notes as of the Closing Date (as defined below) in the amount of $1,440,534. The principal amount of the Notes to be sold by each Seller and the amounts to be paid by the Purchasers and to be received by the Sellers in respect thereof are as set forth in Schedule I Part A hereof. The obligations of the Purchasers to purchase the Notes are several and not joint; provided, however, that Sellers shall not be required to sell and the Purchasers shall not be obligated to purchase, any of the Notes unless all of the Notes shall be purchased upon the Closing.

         The sale and purchase of the Notes shall take place at a closing (the "CLOSING") to be held at the offices of Morgan Stanley Venture Capital, 3000 Sand Hill Road, Menlo Park, CA 94125 at 5:00 PM, Pacific Standard Time on May 6, 1996 or such other time and/or place as the parties may mutually determine (the "CLOSING DATE"). Against receipt by Sellers of the purchase price for the respective Notes, at the Closing, Sellers shall surrender the Notes to the Company in exchange for the issuance of new notes due 2000 in the form of Exhibit A hereof (the "New Notes") dated the date of the Notes so surrendered, such New Notes to be registered in the names of each of the Purchasers in the principal amount of $4,500,000 each.

                 (b) Issuance of Warrants. Simultaneously at the Closing, and in consideration of the purchase by a Purchaser of the Notes to be purchased by it, each Seller shall issue to each Purchaser one warrant for the purchase by each such Purchaser of a total aggregate amount of 135,135 shares of Series A Preferred Stock of the Company at $1.00 per share or any stock, other securities, money and property received or receivable into or for which such Series A Preferred Stock may hereafter be converted or exchanged, as the case may be (collectively, the "Shares") subject to the terms and conditions of such warrants which shall be in the form of Exhibit B hereto (the "Warrants") and the Sellers shall issue and Purchasers shall each take delivery of, the Warrants in accordance with Schedule 1 Part B hereof.

                 (c) Assignment of Rights Under Original Note Agreement. At the Closing the Sellers shall assign to the Purchasers all of their rights under the Original Note Agreement pursuant to an instrument of assignment in form and substance satisfactory to the Purchasers.

         2. REPRESENTATIONS AND WARRANTIES OF SELLERS. The Sellers hereby represent and warrant to each Purchaser that:

                 (a)      Ownership.

                          (i)     The Notes to be sold by the Sellers pursuant
to this Agreement have been validly issued by the Company to the Sellers and the outstanding principal balance of and accrued and unpaid interest on the Notes as of the Closing Date is as set forth in Schedule 1 Part A hereof.

                         (ii)     The shares of capital stock to be purchased
by Purchasers upon exercise of the Warrants (the "Warrant Shares") have been or will have been validly issued by the Company to the Sellers and are or will be fully paid and non assessable, and except for those certain restrictions set forth in the Company Stockholders' Agreement, the Series A Preferred Stock Purchase Agreement (both as hereinbelow defined) and the Company's Restated Certificate of Incorporation, will not be subject to any voting or other restrictions, liens, claims or encumbrances.

                 (b) Power to Transfer. The Sellers have the absolute and unrestricted right, power and authority to sell, transfer and assign the Notes and issue the Warrants and sell, transfer and assign the Warrant Shares upon exercise of the Warrants to the Purchasers pursuant to this Agreement and the Warrants and all action on the part of Sellers' partners, board of directors, and stockholders as applicable, necessary for the authorization, execution, delivery and performance of this Agreement, issuance of the Warrants and the sale of the Warrant Shares has been taken prior to Closing and any and all rights held by the Company, the stockholders of the Company, or others which might otherwise limit the right or power of Sellers to transfer the Notes, issue the Warrants and sell the Warrant Shares to the Purchasers in the manner contemplated by this Agreement and the Warrants have been duly complied with or waived and each person or entity holding such right has consented to the transfers effected hereby.

                 (c) Binding Obligation of Sellers. This Agreement and the Warrants have been duly executed and delivered by the Sellers and constitute valid and binding obligations of Sellers, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                 (d)      Effective Title.

                          (i)     The sale of the Notes to Purchasers as
contemplated by this Agreement will transfer to Purchasers good, valid and absolute title to, and beneficial ownership of the New Notes, free and clear of all liens, claims and encumbrances whatsoever, except those that may be created by the Purchasers themselves.

                         (ii)     The delivery of the Warrant Shares to
Purchasers upon exercise of the Warrants will transfer to Purchasers good, valid and absolute title to, and beneficial ownership of the Warrant Shares, free and clear of all liens, claims and encumbrances whatsoever, provided, however, that the Warrant Shares shall remain subject to the provisions of the Company's Stockholders' Agreement dated May 31, 1995 (the "Company's Stockholders Agreement") and the Series A Preferred Stock Purchase Agreement dated May 31, 1995 (the "Series A Preferred Stock Purchase Agreement"), a true and complete copy of which shall be delivered to Purchasers at Closing.

                        (iii) Subject to Section 2a.(ii) above, the rights, preferences, privileges and restrictions granted to or imposed upon the Warrant Shares and the holders thereof are as set forth in the Warrants and the Company's Restated Certificate of Incorporation, a true and complete copy of which is attached to the Warrants.

         3. REPRESENTATIONS AND WARRANTIES OF PURCHASERS. Each Purchaser, for that Purchaser alone, represents and warrants to Sellers upon the acquisition of the Notes as follows:

                 (a) Binding Obligation. Such Purchaser has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement is a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                 (b) Securities Law Compliance. Such Purchaser has been advised that neither the Notes, the Warrants nor the Warrant Shares have been registered under the Securities Act, or any state securities laws and therefore cannot be resold unless they are registered under the Securities Act and applicable state securities laws or an exemption from such registration requirements is available. Such Purchaser is aware that Company is under no obligation to effect any such registration with respect to the Notes or the Warrants or to file for or comply with any exemption from registration. The rights of the Warrant Shares to registration are as set forth in the Company's Registration Rights Agreement dated May 31, 1995 (the "Company's Registration Rights Agreement"). Such Purchaser has not been formed solely for the purpose of making this investment and is purchasing the Notes, Warrants and Warrant Shares to be acquired by such Purchaser hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. Such Purchaser has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Such Person is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.

                 (c) Access to Information. Such Purchaser acknowledges that Sellers have given such Purchaser access to such of the corporate records and accounts of Company and such other information in their possession relating to Company as the Purchasers have requested, that Sellers have arranged for the availability of officers and representatives of the Company for interview by such Purchaser, and have furnished such Purchaser with all documents and other information as Purchasers have requested in order for such Purchaser to make an informed decision with respect to the purchase of the Notes, the Warrants and the Warrant Shares.

         4.      SELLERS' COVENANTS.

                 (a) Repayment of Notes upon IPO. In the event that the Company successfully completes a Qualified IPO (as such term is defined in the Warrants), the Sellers shall use their reasonable efforts to see that the principal amount of the New Notes together with all accrued but unpaid interest thereon will be repaid by the Company as soon as is reasonably practicable following the completion of such Qualified IPO; provided, however, that any such repayment shall be subject to such restrictions as the Company and the underwriters representing the Company may deem fit to impose for the successful completion of the Qualified IPO.

                 (b) Participation by Sellers in IPO. The Sellers shall not be entitled to sell any of their shares in the Company in a Qualified IPO unless the Company shall have repaid, or become obligated to repay the outstanding principal amount of the New Notes together with all accrued but unpaid interest prior to, on or as soon as is reasonably practicable following the closing of the Qualified IPO.

                 (c) Participation by Sellers in Follow-on Offerings. In the event that the Company decides to carry out one or more follow-on offerings subsequent to closing of a Qualified IPO, Sellers' participation in each such follow-on offering shall be limited to the sale of up to fifty percent (50%) in the aggregate of their entire shareholding in the Company if the New Notes have not already been repaid.

                 (d) Minimum Ownership of Sellers Prior to IPO. Prior to the closing of a Qualified IPO, without the prior written approval of the holders of the majority of the outstanding principal amount of the New Notes, Sellers shall not: (i) sell, transfer, convey or dispose of any of their Shares in the Company to a third party if at the conclusion of any such transaction, Sellers would own in the aggregate Shares representing less than forty percent (40%) of the outstanding share capital of the Company on a fully diluted basis or (ii) transfer, convey or exchange any of their Shares in the Company pursuant to a merger or consolidation or vote in favor of a merger, consolidation, acquisition or other corporate transaction, unless, after giving effect thereto, the Sellers would continue to own Shares representing at least thirty-three percent (33%) of the outstanding share capital of the Company on a fully diluted basis.

                 (e) Sale of Company's Assets. In the event of a proposed sale of all or substantially all of the Company's assets to a third party purchaser, Sellers shall not, without the written consent of the holder(s) of the majority of the outstanding principal amount of the New Notes vote in favor of such proposed asset sale unless the third party purchaser has formerly agreed that on the closing of the purchase of the Company's assets it will repay the New Notes and all accrued but unpaid interest thereon. In the event of a proposed sale of all or substantially all of the Company's assets to a third party purchaser, Sellers shall duly and timely inform Purchasers of the same and of all decisions to be taken and procedures arising thereafter leading up to the sale of the Company's assets.

                 (f) Preservation of certain Company Stockholders' Agreement Rights. Sellers undertake to use their best reasonable efforts to ensure that the Company Stockholders' Agreement shall not be modified in any material respect and in particular, with respect to the Co-sale rights set forth in Section 3 and the Preemptive right on Company issues set forth in
Section 4 thereof, unless such modification shall have equal effect with respect to all of the parties to such Company Stockholders' Agreement, in which event Sellers will duly and timely notify Purchasers of the same.

                 (g) Rights to Purchase Shares Acquired from Founders. In the event that pursuant to a Founder Performance Stock Purchase Agreement as entered into between the Company and each of the Founders (Charles L. Allen, Ray W. Griffitts, Jr. and William A. Brosius) each dated as of May 31, 1995, (a "Founder Performance Stock Purchase Agreement"), the Company is unwilling or unable to exercise its Repurchase Option (as described in Section 3 thereunder) with respect to a Founder's Unreleased Shares (as described in Section 3 thereunder), and Sellers choose to exercise the Repurchase Option in place of the Company, Sellers shall immediately notify Purchasers of the same and Purchasers shall thereafter have fifteen (15) days from the receipt of such notification to demand a right to purchase from Sellers, following Sellers' exercise of the Repurchase Option, a percentage of the shares thereby acquired by Sellers, which shall be based on a pro rata calculation of the number of shares of the Company held by each Purchaser in aggregate with Sellers following exercise of all or part of Purchasers' Warrants in view of such transaction.

                 (h) Lapse of Certain Covenants upon Repayment of the New Notes. In the event that the principal amount of the New Notes together with all interest thereon shall have been fully repaid, the provisions of Section 4
a), b), c), d) and e) shall lapse and the Sellers shall not have further obligations thereunder.

         5. CONDITIONS TO CLOSING OF THE PURCHASERS. The Purchaser's obligations at the Closing are subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Purchasers:

                 (a)      Representations and Warranties.

                          (i)     The representations and warranties made by
Sellers in Section 2 hereof shall be true and correct on the Closing Date.

                          (ii)    The representations and warranties made by
the Company as set forth in Exhibit B (the "Company-Purchasers Agreement"), hereof shall be true and correct on the Closing Date.

                 (b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, Sellers shall have obtained all approvals required in connection with the lawful sale and transfer of the Notes and Company shall have obtained all governmental approvals required in connection with the issuance of the New Notes.

                 (c) Legal Requirements. At the Closing, the sale and transfer by Sellers, and the purchase by the Purchasers, of the Notes, the issuance by Company of New Notes and the issuance of the Warrants by Sellers, shall be legally permitted by all laws and regulations to which the Sellers, Purchasers or Company are subject.

                 (d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers.

         6. CONDITIONS TO OBLIGATIONS OF SELLERS. Sellers' obligation to sell and transfer the Notes and issue the Warrants at the Closing is subject to the fulfillment, on or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by Sellers:

                 (a) Representations and Warranties. The representations and warranties made by the Purchasers in Section 3 hereof shall be true and correct on the Closing Date.

                 (b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, Company shall have obtained all governmental approvals required in connection with the lawful issuance of the New Notes to Purchasers.

                 (c) Legal Requirements. At the Closing, the sale and transfer by Sellers, and the purchase by the Purchasers, of the Notes, the issuance by Company of the New Notes and the issuance of the Warrants by Sellers, shall be legally permitted by all laws and regulations to which the Purchasers or Company are subject.

                 (d) Purchase Price. Each Purchaser shall have delivered to each respective Seller the purchase price in respect of the Notes being purchased by such Purchaser from such Seller referenced in Schedule 1 Part A hereof.

         7. CONDITION TO CLOSING OF COMPANY. The Company's obligation to accept the surrender of the Notes, deliver the New Notes and execute and deliver the Memorandum of Representations and Warranties at the Closing are subject to the fulfillment, on or prior to the Closing Date, of delivery to the Company, at Sellers' expense, of an unqualified written opinion of legal counsel, who shall be and whose legal opinion shall be reasonably satisfactory to the Company, addressed to the Company, to the effect that subject to the accuracy of the Purchasers' representations made hereunder and under the Warrants at the time of exercise thereof, the proposed offer and sale of the Notes, the issuance of the Warrants and, upon exercise of such Warrants, the transfer of the Warrant Shares may be effected without registration under the Securities Act.

         8.      MISCELLANEOUS.

                 (a) Waivers and Amendments. Any provision of this Agreement may only be amended, waived or modified upon the written consent of the Sellers, the Company and holder(s) of the majority of the outstanding principal amount of the New Notes issued pursuant to this Agreement.

                 (b) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state.

                 (c) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

                 (d) Successors and Assigns. Subject to the restrictions on transfer described in Sections 8(e) and 8(f) below, the rights and obligations of Company and the Purchasers of the New

Notes shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

                 (e) Registration, Transfer and Replacement of the New Notes. The New Notes issuable under this Agreement shall be registered notes. Company will keep, at its principal executive office, books for the registration and registration of transfer of the New Notes. Prior to presentation of any New Note for registration of transfer, Company shall treat the Person in whose name such New Note is registered as the owner and holder of such New Note for all purposes whatsoever, whether or not such New Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to any restrictions on or conditions to transfer set forth in any New Note, the holder of any New Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at Company's chief executive office, and promptly thereafter and at Company's expense, except as provided below, receive in exchange therefor one or more new Note(s), each in the principal requested by such holder, dated the date to which interest shall have been paid on the note so surrendered or, if no interest shall have yet been so paid, dated the date of the note so surrendered and registered in the name of such Person or Persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of the note so surrendered. Upon receipt by Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any New Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the New Note being replaced, in the same principal amount as the unpaid principal amount of such New Note and dated the date to which interest shall have been paid on such New Note or, if no interest shall have yet been so paid, dated the date of such New Note.

                 (f) Assignment by Company. Neither the New Notes nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of the Purchaser thereof except in connection with an assignment in whole to a successor corporation to Company by merger or otherwise, provided that such successor corporation succeeds to or acquires all or substantially all of Company's property and assets and Purchaser's rights hereunder are not impaired.

                 (g) Entire Agreement. This Agreement together with the New Notes and the Warrants constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                 (h) Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery, addressed (i) if to a Purchaser, at such Purchaser's address set forth in the Schedule of Purchasers attached as Schedule II Part B, or at such other address as such Purchaser shall have furnished to the other parties in writing, or (ii) if to Company, at its address set forth at the beginning of this Agreement, or at such other address as Company shall have furnished to the other parties in writing, or (iii) if to a Seller, at such Seller's address set forth in the Schedule of Sellers attached as Schedule II, Part A, or at such other address as such Seller shall have furnished in writing to the other parties.

                 (i) Separability of Agreements; Severability of this Agreement. Each Seller's agreement with each of the Purchasers is a separate agreement and the sale of the Notes and issuance of the Warrants to each of the Purchasers is a separate sale and issuance. Company's agreement with each of the Purchasers is a separate agreement and the issuance of the New Notes to each Purchaser hereunder is a separate issuance. Unless otherwise expressly provided herein, the rights of each Purchaser hereunder are several rights, not rights jointly held with any of the other Purchasers. Any invalidity, illegality or limitation on the enforceability of the Agreement or any part thereof, whether arising by reason of the law of the respective Purchaser's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Purchasers. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 (j) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

                             COMPANY:

                             MHI ACQUISITION, INC.,
                             a Delaware corporation


                             By:/s/Charles L. Allen
                                -----------------------------------------------
                             Name:Charles L. Allen
                                  ---------------------------------------------
                             Title:President and CEO
                                   --------------------------------------------


                             SELLERS:

                             MORGAN STANLEY VENTURE CAPITAL FUND II, L.P.

                             By: Morgan Stanley Venture Partners II, L.P. its General Partner


                             By: Morgan Stanley Venture Capital II, Inc., its Managing General Partner


                             By:  /s/ Debra Abramovitz
                                -----------------------------------------------
                             Name:  Debra Abramovitz
                                  ---------------------------------------------
                             Title: Vice President
                                   --------------------------------------------


                            [SIGNATURES CONTINUE]

                             MORGAN STANLEY VENTURE CAPITAL FUND II, C.V.

                             By: Morgan Stanley Venture Partners II, L.P., its Investment General Partner

                             By: Morgan Stanley Venture Capital II, Inc., its Managing General Partner


                             By:   /s/Debra Abramovitz
                                -----------------------------------------------
                             Name:   Debra Abramovitz
                                  ---------------------------------------------
                             Title:   Vice President
                                   --------------------------------------------


                             MORGAN STANLEY VENTURE INVESTORS, L.P.

                             By: Morgan Stanley Venture Partners II, L.P. its General Partner

                             By: Morgan Stanley Venture Capital II, Inc., its Managing General Partner


                             By:   /s/Debra Abramovitz
                                -----------------------------------------------
                             Name:   Debra Abramovitz
                                  ---------------------------------------------
                             Title:   Vice President
                                   --------------------------------------------


                            [SIGNATURES CONTINUE]

                             PURCHASERS:

                             ALAN GERRY

                             By:   /s/Allen Gerry
                                -----------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------


                             SV CAPITAL PARTNERS, L.P.

                             By: SV Capital Management, Inc.,
                                    its General Partner

                             By:  /s/Eric Foultz
                                -----------------------------------------------
                             Name:  Eric Foultz
                                  ---------------------------------------------
                             Title:  Vice-President
                                   --------------------------------------------

                                   SCHEDULE I
                                     Part A

                           SALE AND PURCHASE OF NOTES


- -------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------
                                    MSVCF II         MSVCF II
           SELLERS                    LP               CV            MSVI LP              Totals ($)
- -------------------------------------------------------------------------------------------------------------
                                                                                                  Purchase
  PURCHASERS                            Principal Amount of Notes ($)               Notes          Price
- --------------------------      -----------------------------------------------   --------       ----------
  Gerry                           4,500,000                                       4,500,000     5,220,267.00
- -------------------------------------------------------------------------------------------------------------
  SV                              1,465,505          1,486,228      1,548,267     4,500,000     5,220,267.00
- -------------------------------------------------------------------------------------------------------------
                                  5,965,505          1,486,228      1,548,267     9,000,000
- -------------------------------------------------------------------------------------------------------------
      TOTAL PURCHASE PRICE        6,920,339          1,724,113      1,796,082                 $10,440,534
      (including interest)
- -------------------------------------------------------------------------------------------------------------

*(of which 5,220,267.00 is payable by Alan Gerry and 1,700,072.00 is payable by SV respectively to MSVCF II LP)

                                   SCHEDULE I
                                     Part B

                              ISSUANCE OF WARRANTS




- -------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------
                                             MSVCF II           MSVCF II
               SELLERS                             LP                 CV               MSVI LP
- -------------------------------------------------------------------------------------------------------------
  PURCHASERS                                                Warrant Shares                           Total*
- -------------------------------------------------------------------------------------------------------------
  Gerry                                 (i)       89,595   (iii)     22,297   (v)       23,243       135,135
- -------------------------------------------------------------------------------------------------------------
  SV                                    (ii)      89,594   (iv)      22,298   (vi)      23,243       135,135
- -------------------------------------------------------------------------------------------------------------
          TOTAL*                                 179,189             44,595             46,486       270,270
- -------------------------------------------------------------------------------------------------------------

*(amount of Warrant Shares and Purchase Price in $ upon exercise)

                                  SCHEDULE II
                                     Part A

                              SCHEDULE OF SELLERS



         Name and Address
         ----------------

MORGAN STANLEY VENTURE CAPITAL FUND II, L.P.

(1) Payment of purchase price for the Notes sold by MSVCF II LP shall be made by bank wire transfer of immediately available funds to:

         Morgan Guaranty Trust
         ABA No. 021-000-238
         Account No. 001-58-844
         Reference: Morgan Stanley Venture Capital Fund II, L.P.

(2)      Address for all notices:

         Morgan Stanley Venture Partners, Inc.
         1221 Avenue of the Americas
         33rd Floor
         New York, New York 10020
         Attn: Guy de Chazal
         Tel.:   (212) 703-8535
         Fax:    (212) 703-8957

         With copies to:

         Morgan Stanley Venture Partners, Inc.
         3000 Sand Hill Road
         Building 4, Suite 250
         Menlo Park, CA 94025
         Attention: Scott S. Halsted
         Tel.:   (415) 233-2600
         Fax:    (415) 233-2626

MORGAN STANLEY VENTURE CAPITAL FUND II, C.V.

(1) Payment for the purchase price of the Notes sold by MSVCF II CV shall be made by bank wire transfer of immediately available funds to:

         Morgan Guaranty Trust
         ABA No. 021-000-238
         Account No. 001-60-461
         Reference: Morgan Stanley Venture Capital Fund II, C.V.




(2)      Address for all notices:

         Morgan Stanley Venture Partners, Inc.
         1221 Avenue of the Americas
         33rd Floor
         New York, New York 10020
         Attn: Guy de Chazal
         Tel.:   (212) 703-8535
         Fax:    (212) 703-8957

         With copies to:

         Morgan Stanley Venture Partners, Inc.
         3000 Sand Hill Road
         Building 4, Suite 250
         Menlo Park, CA 94025
         Attention: Scott S. Halsted
         Tel.:   (415) 233-2600
         Fax:    (415) 233-2626

MORGAN STANLEY VENTURE INVESTORS, L.P.

(1) Payment of the purchase price for the Notes sold by MSVI LP shall be made by bank wire transfer of immediately available funds to:

         Morgan Guaranty Trust
         ABA No. 021-000-238
         Account No. 001-58-866
         Reference: Morgan Stanley Venture Investors, L.P.


(2)      Address for all notices:

         Morgan Stanley Venture Partners, Inc.
         1221 Avenue of the Americas
         33rd Floor
         New York, New York 10020
         Attn: Guy de Chazal
         Tel.:   (212) 703-8535
         Fax:    (212) 703-8957

         With copies to:

         Morgan Stanley Venture Partners, Inc.
         3000 Sand Hill Road
         Building 4, Suite 250
         Menlo Park, CA 94025
         Attention: Scott S. Halsted
         Tel.:   (415) 233-2600
         Fax:    (415) 233-2626

                                  SCHEDULE II
                                     Part B

                             SCHEDULE OF PURCHASERS



       Name and Address
- --------------------------------
ALAN GERRY

Address for all notices:
c/o Granite Associates, L.P.
Cablevision Center
Liberty, New York  12754

Attn:  Keith Suehnholz
Tel.:  (914) 295-2750
Fax:  (914) 295-2741

with copies to:
Rubin Baum Levin Constant & Friedman
30 Rockefeller Plaza
New York, New York  10112

Attn:  Paul A. Gajer
Tel.:  (212) 698-7783
Fax:  (212) 698-7825

SV CAPITAL PARTNERS, L.P.

Address for all notices:
SV Capital Partners L.P.
200 Concord Plaza
Suite 620
San Antonio, TX  78216

Attn: Eric Foultz
Tel.:  (210) 930-1251 X12
Fax:  (210) 930-2482